UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Merchant Square

North Wharf Road

London, W2 1AY

United Kingdom

(Address of Principal Executive Offices)

+44 (0)203 786 5275

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 19, 2015, pursuant to the terms of a definitive Transaction Agreement entered into by LivaNova PLC (“LivaNova”), Cyberonics, Inc. (“Cyberonics”), Sorin S.p.A. (“Sorin”) and Cypher Merger Sub, Inc. (“Merger Sub”), dated March 23, 2015, Sorin merged with and into LivaNova, with LivaNova continuing as the surviving company (the “Sorin Merger”), immediately followed by the merger of Merger Sub with and into Cyberonics, with Cyberonics continuing as the surviving company and as a wholly-owned subsidiary of LivaNova (the “Cyberonics Merger”, and together with the Sorin Merger, the “Mergers”). As a result of the Mergers, LivaNova became the holding company of the combined businesses of Cyberonics and Sorin.

KPMG LLP (“KPMG”) was the independent registered public accountant of Cyberonics prior to consummation of the Mergers and the independent auditor that audited Cyberonics’ financial statements for the fiscal years ended April 25, 2014 and April 24, 2015. As previously reported on the Current Report on Form 8-K filed by LivaNova on October 19, 2015, the Audit & Compliance Committee (the “Audit Committee”) of the board of directors of LivaNova determined it would dismiss KPMG upon completion by KPMG following the Mergers of its review, in accordance with auditing standards generally accepted in the United States of America, applicable to the interim financial information of Cyberonics included in a Transition Report on Form 10-Q (the “Transitional Form 10-Q”) filed by LivaNova with the Securities and Exchange Commission (the “SEC”), as the successor company to Cyberonics, to report the results for Cyberonics and its consolidated subsidiaries for the transitional period beginning on July 25, 2015 and ending on October 18, 2015.

In connection therewith, on December 31, 2015, the Audit Committee of LivaNova formally dismissed KPMG, in recognition that KPMG has completed its review of the interim financial information of Cyberonics and thereby its services on behalf of LivaNova and Cyberonics.

KPMG’s reports on Cyberonics’ financial statements for each of the fiscal years ended April 25, 2014 and April 24, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended April 25, 2014 and April 24, 2015, and the subsequent interim period through December 2, 2015, (i) there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make references to the subject matter of the disagreement in connection with its reports on the financial statements of Cyberonics for such periods, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

LivaNova has provided KPMG with a copy of the foregoing statements and requested that KPMG provide it with a letter addressed to the SEC stating whether it agrees with the foregoing statements. A copy of KPMG’s letter, dated December 31, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: December 31, 2015

	By:	/s/ BRIAN SHERIDAN
Brian Sheridan
Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP to the U.S. Securities and Exchange Commission*

*	Filed herewith